Exhibit 99.1

FINANCIAL NEWS

Cirrus Logic Reports Fiscal Fourth Quarter Revenue of $371.8 Million and Full Fiscal Year 2024 Revenue of $1.79 Billion

AUSTIN, Texas – May 7, 2024 – Cirrus Logic, Inc. (NASDAQ: CRUS) today posted on its website at investor.cirrus.com the quarterly Shareholder Letter that contains the complete financial results for the fourth quarter and full fiscal year 2024, which ended March 30, 2024, as well as the company’s current business outlook.
“Cirrus Logic made excellent progress in FY24. During the year, we introduced a third-generation camera controller, ramped new products in support of our growing momentum in the laptop market, and completed development of our next-generation custom boosted amplifier and first 22-nanometer smart codec, while also making significant investments in future products and intellectual property,” said John Forsyth, Cirrus Logic president and chief executive officer. “Additionally, the company’s disciplined execution helped deliver a year-over-year increase in non-GAAP earnings per share. We appreciate the support and trust of our customers, employees, and shareholders and continue to be excited about the opportunities we see for growth and product diversification in the future.”

Reported Financial Results – Fourth Quarter FY24
•Revenue of $371.8 million;
•GAAP and non-GAAP gross margin of 51.8 percent and 51.9 percent;
•GAAP operating expenses of $140.2 million and non-GAAP operating expenses of $116.5 million; and
•GAAP earnings per share of $0.81 and non-GAAP earnings per share of $1.24.

Reported Financial Results – Full Fiscal Year 2024
•Revenue of $1.79 billion;
•GAAP and non-GAAP gross margin of 51.2 percent and 51.3 percent;

•GAAP operating expenses of $572.6 million and non-GAAP operating expenses of $470.4 million; and
•GAAP earnings per share of $4.90 and non-GAAP earnings per share of $6.59.

A reconciliation of GAAP to non-GAAP financial information is included in the tables accompanying this press release.

Business Outlook – First Quarter FY25
•Revenue is expected to range between $290 million and $350 million;
•GAAP gross margin is forecasted to be between 49 percent and 51 percent; and
•Combined GAAP R&D and SG&A expenses are anticipated to range between $142 million and $148 million, including approximately $22 million in stock-based compensation expense and $2 million in amortization of acquired intangibles, resulting in a non-GAAP operating expense range between $118 million and $124 million.

Cirrus Logic will host a live Q&A session at 5 p.m. EDT today to discuss its financial results and business outlook. Participants may listen to the conference call on the investor relations website at investor.cirrus.com. A replay of the webcast can be accessed on the Cirrus Logic website approximately two hours following its completion or by calling (609) 800-9909 or toll-free at (800) 770-2030 (Access Code: 95424).

About Cirrus Logic, Inc.
Cirrus Logic is a leader in low-power, high-precision mixed-signal processing solutions that create innovative user experiences for the world’s top mobile and consumer applications. With headquarters in Austin, Texas, Cirrus Logic is recognized globally for its award-winning corporate culture.

Cirrus Logic, Cirrus and the Cirrus Logic logo are registered trademarks of Cirrus Logic, Inc. All other company or product names noted herein may be trademarks of their respective holders.

Investor Contact:
Chelsea Heffernan
Vice President, Investor Relations
Cirrus Logic, Inc.
(512) 851-4125
Investor@cirrus.com

Use of non-GAAP Financial Information
To supplement Cirrus Logic's financial statements presented on a GAAP basis, the company has provided non-GAAP financial information, including non-GAAP net income, diluted earnings per share, diluted share count, operating income and profit, operating expenses, gross margin and profit, tax expense, tax expense impact on earnings per share, effective tax rate, free cash flow, and free cash flow margin. A reconciliation of the adjustments to GAAP results is included in the tables below. Non-GAAP financial information is not meant as a substitute for GAAP results but is included because management believes such information is useful to our investors for informational and comparative purposes. In addition, certain non-GAAP financial information is used internally by management to evaluate and manage the company. The non-GAAP financial information used by Cirrus Logic may differ from that used by other companies. These non-GAAP measures should be considered in addition to, and not as a substitute for, the results prepared in accordance with GAAP.

Safe Harbor Statement
Except for historical information contained herein, the matters set forth in this news release contain forward-looking statements including our statements about our ability to capitalize on opportunities for growth and product diversification in the future; and our estimates for the first quarter fiscal year 2025 revenue, gross margin, combined research and development and selling, general and administrative expense levels, stock compensation expense, amortization of acquired intangibles and acquisition-related costs. In some cases, forward-looking statements are identified by words such as “expect,” “anticipate,” “target,” “project,” “believe,” “goals,” “opportunity,” “estimates,” “intend,” and variations of these types of words and similar expressions. In addition, any statements that refer to our plans, expectations, strategies, or other characterizations of future events or circumstances are forward-looking statements. These forward-looking statements are based on our current expectations, estimates, and assumptions and are subject to certain risks and uncertainties that could cause actual results to differ materially, and readers should not place undue reliance on such statements. These risks and uncertainties include, but are not limited to, the following: the effects of the global COVID-19 outbreak and the measures taken to limit the spread of COVID-19, including any disruptions to our business that could result from measures to contain the outbreak that may be taken by governmental authorities in the jurisdictions in which we and our supply chain operate; the susceptibility of the markets we address to economic downturns, including as a result of the COVID-19 outbreak and the actions taken to mitigate the spread of COVID-19; increased industry-wide capacity constraints that may impact our ability to meet current customer demand, which could cause an unanticipated decline in our sales and damage our existing customer relationships and our ability to establish new customer relationships; the potential for increased prices due to capacity constraints in our supply chain, which, if we are unable to increase our selling price to our customers, could result in lower revenues and margins that could adversely affect our financial results; recent significant increases in inflation in the U.S and overseas; the level and timing of orders and shipments during the first quarter of fiscal year 2025, customer cancellations of orders, or the failure to place orders consistent with forecasts, along with the risk factors listed in our Form 10-K for the year ended March 25, 2023 and in our other filings with the Securities and Exchange Commission, which are available at www.sec.gov. The foregoing information concerning our business outlook represents our outlook as of the date of this news release, and we expressly disclaim any obligation to update or revise any forward-looking statements, whether as a result of new developments or otherwise.

Summary Financial Data Follows:

CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
(in thousands, except per share data; unaudited)

	Three Months Ended			Twelve Months Ended
	Mar. 30,	Dec. 30,	Mar. 25,	Mar. 30,	Mar. 25,
	2024	2023	2023	2024	2023
	Q4'24	Q3'24	Q4'23	Q4'24	Q4'23
Audio	$226,681	$378,597	$232,402	$1,083,939	$1,172,007
High-Performance Mixed-Signal	145,146	240,387	140,420	704,951	725,610
Net sales	371,827	618,984	372,822	1,788,890	1,897,617
Cost of sales	179,202	301,520	186,468	872,818	940,638
Gross profit	192,625	317,464	186,354	916,072	956,979
Gross margin	51.8%	51.3%	50.0%	51.2%	50.4%

Research and development	103,383	112,672	115,162	426,475	458,412
Selling, general and administrative	36,866	37,604	37,642	144,172	153,144
Restructuring	—	(360)	10,632	1,959	10,632
Intangibles impairment	—	—	85,760	—	85,760
Total operating expenses	140,249	149,916	249,196	572,606	707,948

Income (loss) from operations	52,376	167,548	(62,842)	343,466	249,031

Interest income (expense)	7,360	4,889	4,720	20,578	9,087
Other income (expense)	(78)	(337)	(464)	(108)	(3,379)
Income (loss) before income taxes	59,658	172,100	(58,586)	363,936	254,739
Provision (benefit) for income taxes	14,816	33,377	(4,917)	89,364	78,036
Net income (loss)	$44,842	$138,723	$(53,669)	$274,572	$176,703

Basic earnings (loss) per share	$0.83	$2.57	$(0.97)	$5.06	$3.18
Diluted earnings (loss) per share:	$0.81	$2.50	$(0.97)	$4.90	$3.09

Weighted average number of shares:
Basic	53,739	54,016	55,219	54,290	55,614
Diluted	55,559	55,592	55,219	56,021	57,226

Prepared in accordance with Generally Accepted Accounting Principles

RECONCILIATION BETWEEN GAAP AND NON-GAAP FINANCIAL INFORMATION
(in thousands, except per share data; unaudited)
(not prepared in accordance with GAAP)

Non-GAAP financial information is not meant as a substitute for GAAP results, but is included because management believes such information is useful to our investors for informational and comparative purposes. In addition, certain non-GAAP financial information is used internally by management to evaluate and manage the company. As a note, the non-GAAP financial information used by Cirrus Logic may differ from that used by other companies. These non-GAAP measures should be considered in addition to, and not as a substitute for, the results prepared in accordance with GAAP.

	Three Months Ended			Twelve Months Ended
	Mar. 30,	Dec. 30,	Mar. 25,	Mar. 30,	Mar. 25,
	2024	2023	2023	2024	2023
Net Income (Loss) Reconciliation	Q4'24	Q3'24	Q4'23	Q4'24	Q4'23
GAAP Net Income (Loss)	$44,842	$138,723	$(53,669)	$274,572	$176,703
Amortization of acquisition intangibles	1,973	1,972	7,657	8,285	32,086
Stock-based compensation expense	22,158	23,067	22,533	89,271	81,641
Restructuring	—	(360)	10,632	1,959	10,632
Intangibles impairment	—	—	85,760	—	85,760
Acquisition-related costs	—	—	3,166	4,105	12,670
Investment write off	—	—	—	—	2,746
Adjustment to income taxes	75	(2,769)	(23,461)	(8,926)	(34,832)
Non-GAAP Net Income	$69,048	$160,633	$52,618	$369,266	$367,406

Earnings (Loss) Per Share Reconciliation
GAAP Diluted earnings (loss) per share	$0.81	$2.50	$(0.97)	$4.90	$3.09
Effect of Amortization of acquisition intangibles	0.03	0.04	0.14	0.15	0.56
Effect of Stock-based compensation expense	0.40	0.41	0.40	1.59	1.43
Effect of Restructuring	—	(0.01)	0.19	0.04	0.18
Effect of Intangibles impairment	—	—	1.51	—	1.50
Effect of Acquisition-related costs	—	—	0.06	0.07	0.22
Effect of Investment write off	—	—	—	—	0.05
Effect of Adjustment to income taxes	—	(0.05)	(0.41)	(0.16)	(0.61)
Non-GAAP Diluted earnings per share	$1.24	$2.89	$0.92	$6.59	$6.42

Diluted Shares Reconciliation
GAAP Diluted shares	55,559	55,592	55,219	56,021	57,226
Effect of weighted dilutive shares	—	—	1,821	—	—
Non-GAAP Diluted shares	55,559	55,592	57,040	56,021	57,226

Operating Income (Loss) Reconciliation
GAAP Operating Income (Loss)	$52,376	$167,548	$(62,842)	$343,466	$249,031
GAAP Operating Profit (Loss)	14.1%	27.1%	(16.9)%	19.2%	13.1%
Amortization of acquisition intangibles	1,973	1,972	7,657	8,285	32,086
Stock-based compensation expense - COGS	362	395	372	1,403	1,270
Stock-based compensation expense - R&D	15,483	16,771	15,782	63,678	57,312
Stock-based compensation expense - SG&A	6,313	5,901	6,379	24,190	23,059
Restructuring	—	(360)	10,632	1,959	10,632
Intangibles impairment	—	—	85,760	—	85,760
Acquisition-related costs	—	—	3,166	4,105	12,670
Non-GAAP Operating Income	$76,507	$192,227	$66,906	$447,086	$471,820
Non-GAAP Operating Profit	20.6%	31.1%	17.9%	25.0%	24.9%

Operating Expense Reconciliation
GAAP Operating Expenses	$140,249	$149,916	$249,196	$572,606	$707,948
Amortization of acquisition intangibles	(1,973)	(1,972)	(7,657)	(8,285)	(32,086)
Stock-based compensation expense - R&D	(15,483)	(16,771)	(15,782)	(63,678)	(57,312)
Stock-based compensation expense - SG&A	(6,313)	(5,901)	(6,379)	(24,190)	(23,059)
Restructuring	—	360	(10,632)	(1,959)	(10,632)
Intangibles impairment	—	—	(85,760)	—	(85,760)
Acquisition-related costs	—	—	(3,166)	(4,105)	(12,670)
Non-GAAP Operating Expenses	$116,480	$125,632	$119,820	$470,389	$486,429

Gross Margin/Profit Reconciliation
GAAP Gross Profit	$192,625	$317,464	$186,354	$916,072	$956,979
GAAP Gross Margin	51.8%	51.3%	50.0%	51.2%	50.4%
Stock-based compensation expense - COGS	362	395	372	1,403	1,270
Non-GAAP Gross Profit	$192,987	$317,859	$186,726	$917,475	$958,249
Non-GAAP Gross Margin	51.9%	51.4%	50.1%	51.3%	50.5%

RECONCILIATION BETWEEN GAAP AND NON-GAAP FINANCIAL INFORMATION
(in thousands, except per share data; unaudited)
(not prepared in accordance with GAAP)

	Three Months Ended			Twelve Months Ended
	Mar. 30,	Dec. 30,	Mar. 25,	Mar. 30,	Mar. 25,
	2024	2023	2023	2024	2023
Effective Tax Rate Reconciliation	Q4'24	Q3'24	Q4'23	Q4'24	Q4'23
GAAP Tax Expense (Benefit)	$14,816	$33,377	$(4,917)	$89,364	$78,036
GAAP Effective Tax Rate	24.8%	19.4%	8.4%	24.6%	30.6%
Adjustments to income taxes	(75)	2,769	23,461	8,926	34,832
Non-GAAP Tax Expense	$14,741	$36,146	$18,544	$98,290	$112,868
Non-GAAP Effective Tax Rate	17.6%	18.4%	26.1%	21.0%	23.5%

Tax Impact to EPS Reconciliation
GAAP Tax Expense (Benefit)	$0.27	$0.60	$(0.09)	$1.60	$1.36
Adjustments to income taxes	—	0.05	0.41	0.16	0.61
Non-GAAP Tax Expense	$0.27	$0.65	$0.32	$1.76	$1.97

CONSOLIDATED CONDENSED BALANCE SHEET
(in thousands; unaudited)

	Mar. 30,	Dec. 30,	Mar. 25,
	2024	2023	2023
ASSETS
Current assets
Cash and cash equivalents	$502,764	$483,931	$445,784
Marketable securities	23,778	32,842	34,978
Accounts receivable, net	162,478	217,269	150,473
Inventories	227,248	256,675	233,450
Prepaid wafers	86,679	84,854	60,638
Other current assets	103,245	109,814	92,533
Total current Assets	1,106,192	1,185,385	1,017,856

Long-term marketable securities	173,374	70,260	36,509
Right-of-use lease assets	138,288	140,993	128,145
Property and equipment, net	170,175	167,579	162,972
Intangibles, net	29,578	31,677	38,876
Goodwill	435,936	435,936	435,936
Deferred tax asset	48,649	34,116	35,580
Long-term prepaid wafers	60,750	73,492	134,363
Other assets	68,634	77,675	73,729
Total assets	$2,231,576	$2,217,113	$2,063,966

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$55,545	$56,231	$81,462
Accrued salaries and benefits	47,612	44,352	50,606
Lease liability	20,640	19,906	18,442
Acquisition-related liabilities	—	—	21,361
Other accrued liabilities	62,596	58,105	44,469
Total current liabilities	186,393	178,594	216,340

Non-current lease liability	134,576	138,415	122,631
Non-current income taxes	52,013	52,247	59,013
Other long-term liabilities	41,580	47,097	7,700
Total long-term liabilities	228,169	237,759	189,344

Stockholders' equity:
Capital stock	1,760,701	1,735,824	1,670,141
Accumulated earnings (deficit)	58,916	66,633	(9,320)
Accumulated other comprehensive loss	(2,603)	(1,697)	(2,539)
Total stockholders' equity	1,817,014	1,800,760	1,658,282
Total liabilities and stockholders' equity	$2,231,576	$2,217,113	$2,063,966

Prepared in accordance with Generally Accepted Accounting Principles

CONSOLIDATED CONDENSED STATEMENT OF CASH FLOWS
(in thousands; unaudited)

	Three Months Ended

	Mar. 30,	Mar. 25,
	2024	2023
	Q4'24	Q4'23
Cash flows from operating activities:
Net income (loss)	$44,842	$(53,669)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	12,009	18,844
Stock-based compensation expense	22,158	22,533
Deferred income taxes	(14,426)	(40,943)
Loss on retirement or write-off of long-lived assets	2	350
Other non-cash charges	86	85
Restructuring	—	10,632
Intangibles impairment	—	85,760
Net change in operating assets and liabilities:
Accounts receivable, net	54,791	120,020
Inventories	29,427	(81,024)
Prepaid wafers	10,917	—
Other assets	6,621	(2,664)
Accounts payable and other accrued liabilities	(2,411)	(32,260)
Income taxes payable	6,510	(2,564)
Acquisition-related liabilities	—	3,166
Net cash provided by operating activities	170,526	48,266
Cash flows from investing activities:
Maturities and sales of available-for-sale marketable securities	13,614	8,337
Purchases of available-for-sale marketable securities	(108,174)	(5,830)
Purchases of property, equipment and software	(7,057)	(11,326)
Investments in technology	(638)	(309)
Net cash used in investing activities	(102,255)	(9,128)
Cash flows from financing activities:
Issuance of common stock, net of shares withheld for taxes	2,719	8,621
Repurchase of stock to satisfy employee tax withholding obligations	(2,165)	(1,519)
Repurchase and retirement of common stock	(49,992)	(35,000)
Net cash used in financing activities	(49,438)	(27,898)
Net increase in cash and cash equivalents	18,833	11,240
Cash and cash equivalents at beginning of period	483,931	434,544
Cash and cash equivalents at end of period	$502,764	$445,784

Prepared in accordance with Generally Accepted Accounting Principles

RECONCILIATION BETWEEN GAAP AND NON-GAAP FINANCIAL INFORMATION
(in thousands; unaudited)

Free cash flow, a non-GAAP financial measure, is GAAP cash flow from operations (or cash provided by operating activities) less capital expenditures. Capital expenditures include purchases of property, equipment and software as well as investments in technology, as presented within our GAAP Consolidated Condensed Statement of Cash Flows. Free cash flow margin represents free cash flow divided by revenue.

	Twelve Months Ended	Three Months Ended

	Mar. 30,	Mar. 30,	Dec. 30,	Sep. 23,	Jun. 24,
	2024	2024	2023	2023	2023
	Q4'24	Q4'24	Q3'24	Q2'24	Q1'24

Net cash provided by operating activities (GAAP)	$421,674	$170,526	$313,692	$(22,731)	$(39,813)
Capital expenditures	(38,345)	(7,695)	(9,813)	(8,527)	(12,310)
Free Cash Flow (Non-GAAP)	$383,329	$162,831	$303,879	$(31,258)	$(52,123)

Cash Flow from Operations as a Percentage of Revenue (GAAP)	24%	46%	51%	(5)%	(13)%
Capital Expenditures as a Percentage of Revenue (GAAP)	2%	2%	2%	2%	4%
Free Cash Flow Margin (Non-GAAP)	21%	44%	49%	(6)%	(16)%

RECONCILIATION BETWEEN GAAP AND NON-GAAP FINANCIAL INFORMATION
(in millions; unaudited)
(not prepared in accordance with GAAP)

Q1 FY25
Guidance
Operating Expense Reconciliation
GAAP Operating Expenses	$142 - 148
Stock-based compensation expense	(22)
Amortization of acquisition intangibles	(2)
Non-GAAP Operating Expenses	$118 - 124